EXHIBIT 77.O

77.O	TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

Small Cap Fund (series #01):

Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form
10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)	Issuer:                 Exar Corporation
	Date of Purchase:       03/07/2000
      Underwriter from whom Purchased:
                              NationsBank Montgomery
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Banc America Securities LLC
	                        U.S. Bancorp Piper Jaffrey
	                        Needham & Company
      Aggregate dollar amount of purchase:
                              $2,400,000
      Aggregate dollar amount of offering:
                              $200,000,000
	Purchase price (net of fees and expenses):
                              $77.60
      Date offering commenced:
                              03/07/2000
	Commission:             $2.40


2)	Issuer:                 Fairmarket, Inc.
	Date of Purchase:       03/14/2000
      Underwriter from whom Purchased:
                              Deutsche Banc Alex Brown
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        U.S. Bancorp Piper Jaffrey
      Aggregate dollar amount of purchase:
                              $255,000
      Aggregate dollar amount of offering:
                              $85,000,000
	Purchase price (net of fees and expenses):
                              $16.29
      Date offering commenced:
                              03/14/2000
	Commission:             $0.71

3)    Issuer:                 PSI Technologies
	Date of Purchase:       03/16/2000
      Underwriter from whom Purchased:
                              Hambrecht & Quist
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Thomas Weisel Partners LLC
      Aggregate dollar amount of purchase:
                              $160,000
      Aggregate dollar amount of offering:
                              $56,000,000
	Purchase price (net of fees and expenses):
                              $15.33
      Date offering commenced:
                              03/16/2000
	Commission:             $0.67

4)    Issuer:                 Sonus Networks
	Date of Purchase:       05/24/2000
      Underwriter from whom Purchased:
                              Goldman Sachs & Co.
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Lehman Brothers
					Morgan (J.P.) & Co.
      Aggregate dollar amount of purchase:
                              $115,000
      Aggregate dollar amount of offering:
                              $115,000,000
	Purchase price (net of fees and expenses):
                              $22.04
      Date offering commenced:
                              05/24/2000
	Commission:             $0.96

5)    Issuer:                 Network Engines
	Date of Purchase:       07/13/2000
      Underwriter from whom Purchased:
                              Donaldson, Lufkin & Jenrette
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Dain Rauscher Wessels
      Aggregate dollar amount of purchase:
                              $302,600
      Aggregate dollar amount of offering:
                              $93,500,000
	Purchase price (net of fees and expenses):
                              $16.29
      Date offering commenced:
                              07/13/2000
	Commission:             $0.71

6)    Issuer:                 Corio, Inc.
	Date of Purchase:       07/20/2000
      Underwriter from whom Purchased:
                              Goldman, Sachs, & Co.
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                  Merrill Lynch & Co.
				Epoch Partners
      Aggregate dollar amount of purchase:
                              $355,600
      Aggregate dollar amount of offering:
                              $140,000,000
	Purchase price (net of fees and expenses):
                              $13.41
      Date offering commenced:
                              07/20/2000
	Commission:             $0.59

7)    Issuer:                 SMTC Corp.
	Date of Purchase:       07/20/2000
      Underwriter from whom Purchased:
                              Lehman Brothers
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
				RBC Dominion Securities
				Merrill Lynch & Co.
      Aggregate dollar amount of purchase:
                              $120,000
      Aggregate dollar amount of offering:
                              $154,000,000
	Purchase price (net of fees and expenses):
                              $15.44
      Date offering commenced:
                              07/20/2000
	Commission:             $0.54

8)    Issuer:                 California Pizza Kitchen
	Date of Purchase:       08/01/2000
      Underwriter from whom Purchased:
                              Banc of America Securities LLC
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Deutsche Banc Alex Brown
      Aggregate dollar amount of purchase:
                              $1,125,000
      Aggregate dollar amount of offering:
                              $79,500,000
	Purchase price (net of fees and expenses):
                              $14.38
      Date offering commenced:
                              08/01/2000
	Commission:             $0.62

9)    Issuer:                 Giganet LTD
	Date of Purchase:       08/04/2000
      Underwriter from whom Purchased:
                              Morgan Stanley Dean Witter
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        Lehman Brothers
      Aggregate dollar amount of purchase:
                              $425,000
      Aggregate dollar amount of offering:
                              $85,000,000
	Purchase price (net of fees and expenses):
                              $16.22
      Date offering commenced:
                              08/04/2000
	Commission:             $0.78

10)   Issuer:                 Medicines Co.
	Date of Purchase:       08/07/2000
      Underwriter from whom Purchased:
                              Morgan (J.P.) & Co.
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                        CIBC World Markets
      Aggregate dollar amount of purchase:
                              $3,200,000
      Aggregate dollar amount of offering:
                              $80,000,000
	Purchase price (net of fees and expenses):
                              $15.33
      Date offering commenced:
                              08/07/2000
	Commission:             $0.67

11)   Issuer:                 Omnisky Corp.
	Date of Purchase:       09/20/2000
      Underwriter from whom Purchased:
                              First Boston (Credit Suisse)
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                  Donaldson, Lufkin & Jenrette
				Salomon Smith Barney
				Hambrecht & Quist
      Aggregate dollar amount of purchase:
                              $258,000
      Aggregate dollar amount of offering:
                              $109,200,000
	Purchase price (net of fees and expenses):
                              $11.50
      Date offering commenced:
                              09/20/2000
	Commission:             $0.50

12)   Issuer:                 Cosine Communications
	Date of Purchase:       09/25/2000
      Underwriter from whom Purchased:
                              Goldman Sachs & Co.
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                  Hambrecht & Quist
                        Morgan (JP) & Co.
                        Baird (Robert W.) & Co.
				Dain Rauscher Wessels
				Edwards (AG) & Sons
				Jones (Edward)
				Legg Mason Wood Walker, Inc.
				May, Davis Group
				Ramirez & Co.
				Salomon Smith Barney
				U.S. Bancorp Piper Jaffray
				Wit Sound View Corp.
      Aggregate dollar amount of purchase:
                              $57,500
      Aggregate dollar amount of offering:
                              $230,000,000
	Purchase price (net of fees and expenses):
                              $22.04
      Date offering commenced:
                              09/25/2000
	Commission:             $0.96

13)   Issuer:                 Elastic Networks
	Date of Purchase:       09/29/2000
      Underwriter from whom Purchased:
                              Hambrecht & Quist
      Affiliated Underwriters:
		BKB Robertson Stephens
	Other Members of Syndicate:
	                  UBS Warburg LLC
				U.S. Bancorp Piper Jaffray
				CIBC World Markets Corp.
				Dain Rauscher Wessels
				Deutsche Banc Alex Brown
				ING Barins LLC
				Lehman Brothers
				Salomon Smith Barney
				U.S. Bancorp Piper Jaffray
				Jeffries & Co.
				Kaufman Brothers LP
				Raymond James & Associates
				Redwine & Co.
				Robinson-Humphrey & Co.
				Tucker Anthony Cleary Gull
      Aggregate dollar amount of purchase:
                              $167,700
      Aggregate dollar amount of offering:
                              $101,400,000
	Purchase price (net of fees and expenses):
                              $12.46
      Date offering commenced:
                              09/29/2000
	Commission:             $0.54


High Yield Fund (series #03):

Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form
10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)	Issuer:                 Park Place Entertainment
	Date of Purchase:       02/15/2000
      Underwriter from whom Purchased:
                              Merrill Lynch & Co.
      Affiliated Underwriters:
		FleetBoston Corp.
	Other Members of Syndicate:
	                      Banc America Securities LLC
	                      Bear Stearns & Co.
	                      BNY Capital Markets
                            Deutsche Banc Alex Brown
                            First Union Securities
                            Scotia Capital, Inc.
                            SG Cowen Securities Corp
                            Wasserstein Perella & Co.
      Aggregate dollar amount of purchase:
                              $7,000,000
      Aggregate dollar amount of offering:
                              $50,000,000
	Purchase price (net of fees and expenses):
                              $6,944,000
      Date offering commenced:
                              02/15/2000
	Commission:             $56,000